Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstart]
COMMITMENTS AND CONTINGENCIES

20. COMMITMENTS AND CONTINGENCIES

Contingent Payment Obligations

As of December 31, 2023, the Group does not have any non-cancellable purchase commitments.

The Group has contingency payment obligations under each of the license agreements, such as milestone payments, royalties, research and development funding, if certain condition or milestone is met.

Milestone payments are due upon achievements of specific conditions, such as Investigational New Drugs (“IND”) filing or U.S. Food and Drug Administration (“FDA”) approval, first commercial sale of the licensed products, or other achievements. The aggregate amounts of the contingent milestone payments that the Group is required to pay up to different achievements of conditions and milestones under all license agreements in effect as of December 31, 2023 are below:

Amount
Drug molecules: up to the conditions and milestones of
Preclinical to IND filing	$132,564
From entering phase 1 to before first commercial sale	17,376,410
First commercial sale	11,882,051
Net sales amount more than certain threshold in a year	44,769,231
Subtotal	$74,160,256

Diagnostics technology: up to the conditions and milestones of
Before FDA approval	$208,656
$74,368,912

For the years ended December 31, 2023, 2022 and 2021, the Group incurred $50,000, $nil and $nil milestone payments under license agreements, respectively. For the years ended December 31, 2023, 2022 and 2021, the Group did not incur any royalties or research and development funding, respectively.